Exhibit 1.01

CyberOptics Corporation

Conflict Minerals Report

For the reporting period from January 1, 2015 to December 31, 2015

This Conflict Minerals Report (the “Report”) of CyberOptics Corporation (the “Company”) has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities and Exchange Act of 1934, as amended, for the reporting period from January 1, 2015 to December 31, 2015.

The rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to in this Report as the “Conflict Minerals,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. The “Covered Countries” for purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola. As described in this Report, certain of the Company’s operations manufacture, or contract to manufacture, products, and the Conflict Minerals are necessary to the functionality of those products.

If a registrant can establish that the Conflict Minerals originated from sources other than the Covered Countries, or from recycled and scrap sources, or if it has no reason to believe that its Conflict Minerals may have originated in the Covered Countries, or if based on its reasonable country of origin inquiry the registrant reasonably believes that its Conflict Minerals did come from recycled or scrap sources, they must submit a Form SD which describes the Reasonable Country of Origin Inquiry completed. However, if a registrant has reason to believe that any of the Conflict Minerals in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those Conflict Minerals, then the issuer must exercise due diligence on the Conflict Minerals source and chain of custody. The registrant must annually submit a report, Conflict Minerals Report (CMR), to the SEC that includes a description of those due diligence measures.

Pursuant to SEC guidance, this Report is not audited and is not required to be audited as none of the Company’s products have been found to be “DRC conflict free”.

Description of The Company’s Products Covered by this Report

We acquired Laser Design, Inc. (LDI) in March of 2014, so this is the first year that LDI is reflected in this report. As a result of this acquisition, the number of product types covered by this report has expanded.

We develop, manufacture and sell intelligent, non-contact sensors and systems for process control and inspection and, through our subsidiary Laser Design, Inc. (LDI), for metrology applications and services. Our product offerings are sold to original equipment manufacturers (OEMs) and end-user customers in the Surface Mount Technology (SMT) circuit board assembly and semiconductor industries. Our OEMs incorporate our sensor offerings into capital equipment serving these industries. We also sell sensors and stand-alone inspection systems directly to end-users. We create value-added products by integrating LDI's proprietary software with sensors and other hardware purchased from third parties, and sell these products and complete metrology systems manufactured by third parties for use to create detailed, 3D digital maps of objects. These 3D digital images are used in manufacturing, 3D printing, and similar applications. Through LDI, we also provide services for 3D mapping for those customers who cannot justify the capital cost of a scanning system, or need services for special projects.

Our principal products are used by manufacturers to increase operating efficiencies and yields, and to assist them in meeting rigorous demands for product quality. In addition to proprietary hardware designs that combine precision optics, various light sources and multiple detectors, our products incorporate software that controls the hardware and filters and converts raw data into application specific information. Our 3D scanning solutions and services help manufacturers quickly solve their most complex 3D inspection, analysis and product engineering challenges, allowing them to improve product yields and quality.

Seven main product types are covered by this Report.

a)	SMT Electronic Assembly Alignment Sensors

These are Surface Mount Technology (SMT) electronic assembly alignment sensors that are customized and incorporated into the equipment manufactured by our customers for use in SMT circuit board assembly.

b)	3D Solder Paste Inspection (SPI) Sensors

These are custom designed 3D SPI sensors for use in our own family of Solder Paste Inspection systems (SPI systems) and in an OEM customer’s SPI platforms.

c)	MRS Sensors

These are Multi-Reflection Suppression (MRS) sensors for application in the SMT industry, and for use in an OEM customer’s back-end semiconductor package inspection systems.

d)	Strobe Inspection Modules (SIM)

These are 2D sensors based on our strobe inspection module or SIM technology and proprietary Autonomous Image Interpretation (Ai2) software for automated optical inspection.

e)	SMT Inspection System Products

These are solder paste inspection (SPI) and automated optical inspection (AOI) system products used in the SMT electronic assembly industry for process control and inspection. These systems are sold directly to end-user manufacturing customers that use them in a production line or along-side a production line to maintain process and quality control.

f)	3D Scanning Solutions

These are 3D scanning systems and services provided by our subsidiary Laser Design, Inc. (LDI) to the global general purpose metrology market. LDI's high end 3D scanners are sold either as kits or as complete systems that integrate LDI's proprietary Surveyor series software with coordinate measuring machines or articulated robotic arms manufactured by other companies. LDI also sells other types of 3D scanning equipment manufactured by other suppliers.

g)	Semiconductor Products

These include the WaferSense® and ReticleSense® family of products, which are a series of wireless sensors that provide measurements of critical factors in the semiconductor fabrication process. Other semiconductor products include sensors that inspect the presence and orientation of semiconductor wafers in cassettes and Front Opening Unified Pods (FOUPS) during the fabrication process, and frame grabber and machine vision subsystems.

Reasonable Country of Origin Inquiry

The Company has conducted a good faith reasonable country of origin inquiry regarding the Conflict Minerals. This was done using a survey of our suppliers. This good faith inquiry was designed to determine, to the extent reasonably possible, whether any Conflict Minerals in our products originated in the Covered Countries and whether any of the Conflict Minerals may be from recycled or scrap sources. Based on the good faith inquiry, the Company was unable to determine that all of the Conflict Minerals did not originate in the Covered Countries or did not come from recycled or scrap sources.

Due Diligence

1.1 Due Diligence Design

We exercised due diligence on the source and chain of custody of Conflict Minerals in our products. Our due diligence measures have been designed to conform, in all material respects, with the framework in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition and the related Supplements for gold and for tin, tantalum and tungsten.

1.2 Supply Chain

We do not purchase Conflict Minerals directly from mines, smelters or refiners and do not have any direct relationship with them. Our supply chain with respect to our products is complex and there are many parties in the supply chain between the manufacture of our products and the original source of Conflict Minerals.

1.3 Controls Systems

We have established a Conflict Minerals Steering Committee, which consists of the Chief Financial Officer / Chief Operating Officer, the Vice President of Operations, the Corporate Counsel, the Operations Logistics Manager, and the Buyer/Logistics Associate. The team is responsible for implementing our Conflict Minerals compliance strategy. Senior management is briefed about the results of our due diligence efforts on a regular basis.

Other controls include, but are not limited to, our Conflict Minerals Policy which is available at: http://www.cyberoptics.com/pdf/Support/QF74_013.pdf. The Conflict Minerals Policy is part of our supplier terms in our standard terms and conditions of purchase.

1.4 Supplier Information

We have identified 42 top tier suppliers of products that likely contain Conflict Minerals.

Supplier Survey

We conducted a survey of those suppliers described above using the Electronics Industry Citizenship Coalition (EICC) Conflict Minerals Reporting Template (CMRT), as this template has become the standard in the industry and assists suppliers in providing their information to us.

Survey Responses

We received responses from 38 of the 42 identified top tier suppliers surveyed. We reviewed the responses against criteria developed to determine which required further engagement with our suppliers. These criteria included untimely or incomplete responses as well as inconsistencies within the data reported in the template. We used these responses to create our own, consolidated CMRT, which is posted on our corporate website at http://cyberoptics.com/company/ under the tab titled, “Most Current Conflict Minerals Reporting Template”.

Six suppliers were able to specify all the smelters or refiners used in components or products supplied to their customers. Some of these suppliers identified only one smelter or refiner for Tin, Tungsten and/or Gold. As such, we know these identified smelters or refiners, which are listed below, must have processed the Conflict Minerals used in the components or products supplied to us. We checked each of these smelters against the Conflict Free Sourcing Initiative (CFSI) list and all of them except one have been certified as conflict free.

Mineral	Smelter Name	Location of Smelter	Status According to CFSI
Tungsten	ALMT Tungsten Corp.	Japan	Conflict-free
Tin	Malaysia Smelting Corporation	Malaysia	Conflict-free
Tin	Minsur	Peru	Conflict-free
Tin	Yunnan Tin Company, Ltd.	China	Conflict-free
Gold	Royal Canadian Mint	Canada	Conflict-free
Gold	Zhongjin Gold Corporation Limited	China	Not Determined

Some of these six suppliers identified two or more smelters or refiners for Tantalum, Tin, Gold and Tungsten, but were not able to specify which of these smelters or refiners process the Conflict Minerals specifically used in the components or products supplied us. As such, we know that one or more of the following Tantalum, Tin, Gold and Tungsten smelters or refiners listed below were used in some or all the components or products supplied to us by these suppliers. We checked each of these smelters against the Conflict Free Sourcing Initiative (CFSI) list and all of them have been certified as conflict free except twelve of them. Of the twelve smelters that have not been certified as being conflict free, four are listed as having their certification in progress.

Mineral	Smelter Name	Location of Smelter	Status According to CFSI
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conflict-free
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Conflict-free
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Not Determined
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	Conflict-free
Gold	Argor-Heraeus SA	SWITZERLAND	Conflict-free
Gold	Asahi Pretec Corporation	JAPAN	Conflict-free
Gold	Asahi Refining Canada Limited	CANADA	Conflict-free

Gold	Asahi Refining USA Inc.	UNITED STATES	Conflict-free
Gold	Asaka Riken Co., Ltd.	JAPAN	Conflict-free
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Not Determined
Gold	Aurubis AG	GERMANY	Conflict-free
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conflict-free
Gold	Boliden AB	SWEDEN	Conflict-free
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conflict-free
Gold	CCR Refinery – Glencore Canada Corporation	CANADA	Conflict-free
Gold	Chimet S.p.A.	ITALY	Conflict-free
Gold	Doduco	GERMANY	Conflict-free
Gold	Dowa	JAPAN	Conflict-free
Gold	Eco-System Recycling Co., Ltd.	JAPAN	Conflict-free
Gold	Elemetal Refining, LLC	UNITED STATES	Conflict-free
Gold	Heimerle + Meule GmbH	GERMANY	Conflict-free
Gold	Heraeus Ltd. Hong Kong	CHINA	Conflict-free
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conflict-free
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	Conflict-free
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conflict-free
Gold	Istanbul Gold Refinery	TURKEY	Conflict-free
Gold	Jiangxi Copper Company Limited	CHINA	Conflict-free
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conflict-free
Gold	Kennecott Utah Copper LLC	UNITED STATES	Conflict-free
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conflict-free
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Conflict-free
Gold	Materion	UNITED STATES	Conflict-free
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conflict-free
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conflict-free
Gold	Metalor Technologies SA	SWITZERLAND	Conflict-free
Gold	Metalor USA Refining Corporation	UNITED STATES	Conflict-free
Gold	Metalúrgica Met-Mex Peñoles, S.A. DE C.V	MEXICO	Conflict-free
Gold	Mitsubishi Materials Corporation	JAPAN	Conflict-free
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conflict-free
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Conflict-free
Gold	Nihon Material Co., Ltd.	JAPAN	Conflict-free
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conflict-free
Gold	PAMP SA	SWITZERLAND	Conflict-free
Gold	PX Précinox SA	SWITZERLAND	Conflict-free
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conflict-free
Gold	Republic Metals Corporation	UNITED STATES	Conflict-free

Gold	Royal Canadian Mint	CANADA	Conflict-free
Gold	SEMPSA Joyería Platería SA	SPAIN	Conflict-free
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conflict-free
Gold	Solar Applied Materials Technology Corp.	TAIWAN	Conflict-free
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conflict-free
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conflict-free
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Conflict-free
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conflict-free
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Not Determined
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	Conflict-free
Gold	United Precious Metal Refining, Inc.	UNITED STATES	Conflict-free
Gold	Valcambi SA	SWITZERLAND	Conflict-free
Gold	Western Australian Mint Trading as The Perth Mint	AUSTRALIA	Conflict-free
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	Conflict-free
Gold	Yokohama Metal Co., Ltd.	JAPAN	Conflict-free
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conflict-free
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Conflict-free
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conflict-free
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	Conflict-free
Tantalum	Duoluoshan	CHINA	Conflict-free
Tantalum	Exotech Inc.	UNITED STATES	Conflict-free
Tantalum	F&X Electro-Materials Ltd.	CHINA	Conflict-free
Tantalum	Global Advanced Metals Aizu	JAPAN	Conflict-free
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	Conflict-free
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Conflict-free
Tantalum	H.C. Starck Co., Ltd.	THAILAND	Conflict-free
Tantalum	H.C. Starck GmbH Goslar	GERMANY	Conflict-free
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	Conflict-free
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Conflict-free
Tantalum	H.C. Starck Inc.	UNITED STATES	Conflict-free
Tantalum	H.C. Starck Ltd.	JAPAN	Conflict-free
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	Conflict-free
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conflict-free
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	Conflict-free
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conflict-free
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conflict-free
Tantalum	LSM Brasil S.A.	BRAZIL	Conflict-free
Tantalum	Mineração Taboca S.A.	BRAZIL	Conflict-free
Tantalum	Mitsui Mining & Smelting	JAPAN	Conflict-free
Tantalum	Molycorp Silmet A.S.	ESTONIA	Conflict-free

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conflict-free
Tantalum	Plansee SE Liezen	AUSTRIA	Conflict-free
Tantalum	Plansee SE Reutte	AUSTRIA	Conflict-free
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Conflict-free
Tantalum	Taki Chemicals	JAPAN	Conflict-free
Tantalum	Telex Metals	UNITED STATES	Conflict-free
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conflict-free
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Conflict-free
Tantalum	Zhuzhou Cemented Carbide	CHINA	Conflict-free
Tin	Alpha	UNITED STATES	Conflict-free
Tin	China Tin Group Co., Ltd.	CHINA	Conflict-free
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Not Determined
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	Conflict-free
Tin	CV Serumpun Sebalai	INDONESIA	Conflict-free
Tin	CV United Smelting	INDONESIA	Conflict-free
Tin	Elmet S.L.U. (Metallo Group)	SPAIN	Conflict-free
Tin	EM Vinto	BOLIVIA	Conflict-free
Tin	Fenix Metals	POLAND	Conflict-free
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conflict-free
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Not Determined
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Conflict-free
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conflict-free
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conflict-free
Tin	Melt Metais e Ligas S/A	BRAZIL	Conflict-free
Tin	Metallo-Chimique N.V.	BELGIUM	Conflict-free
Tin	Mineração Taboca S.A.	BRAZIL	Conflict-free
Tin	Minsur	PERU	Conflict-free
Tin	Mitsubishi Materials Corporation	JAPAN	Conflict-free
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conflict-free
Tin	Operaciones Metalurgical S.A.	BOLIVIA	Conflict-free
Tin	PT Aries Kencana Sejahtera	INDONESIA	Conflict-free
Tin	PT Artha Cipta Langgeng	INDONESIA	Conflict-free
Tin	PT Babel Inti Perkasa	INDONESIA	Not Determined
Tin	PT Bangka Putra Karya	INDONESIA	Conflict-free
Tin	PT Bangka Tin Industry	INDONESIA	Conflict-free
Tin	PT Belitung Industri Sejahtera	INDONESIA	Conflict-free
Tin	PT BilliTin Makmur Lestari	INDONESIA	Conflict-free
Tin	PT Bukit Timah	INDONESIA	Conflict-free
Tin	PT DS Jaya Abadi	INDONESIA	Conflict-free
Tin	PT Eunindo Usaha Mandiri	INDONESIA	Conflict-free
Tin	PT Inti Stania Prima	INDONESIA	Conflict-free

Tin	PT Justindo	INDONESIA	Conflict-free
Tin	PT Karimun Mining	INDONESIA	Not Determined
Tin	PT Mitra Stania Prima	INDONESIA	Conflict-free
Tin	PT Panca Mega Persada	INDONESIA	Conflict-free
Tin	PT Prima Timah Utama	INDONESIA	Conflict-free
Tin	PT Refined Bangka Tin	INDONESIA	Conflict-free
Tin	PT Sariwiguna Binasentosa	INDONESIA	Conflict-free
Tin	PT Stanindo Inti Perkasa	INDONESIA	Conflict-free
Tin	PT Sumber Jaya Indah	INDONESIA	Conflict-free
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	Conflict-free
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	Conflict-free
Tin	PT Tinindo Inter Nusa	INDONESIA	Conflict-free
Tin	Rui Da Hung	TAIWAN	Conflict-free
Tin	Soft Metais Ltda.	BRAZIL	Conflict-free
Tin	Thaisarco	THAILAND	Conflict-free
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	Conflict-free
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Not Determined
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA	Conflict-free
Tungsten	A.L.M.T. Tungsten Corp.	JAPAN	Conflict-free
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conflict-free
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conflict-free
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Conflict-free
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conflict-free
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conflict-free
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Certification In Progress
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conflict-free
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	Conflict-free
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conflict-free
Tungsten	H.C. Starck GmbH	GERMANY	Conflict-free
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conflict-free
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conflict-free
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conflict-free
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conflict-free
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conflict-free
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Certification In Progress
Tungsten	Kennametal Fallon	UNITED STATES	Certification In Progress
Tungsten	Kennametal Huntsville	UNITED STATES	Conflict-free
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM	Conflict-free

Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	Certification In Progress
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM	Conflict-free
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	Conflict-free
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conflict-free

Some suppliers were able to specify some, but not all of the smelters or refiners that process Conflict Minerals used in their components and products. However, these suppliers were not able to determine if such smelters or refiners (which are listed on Appendix I) were used in the components and products supplied to us. The majority our suppliers were not able to specify the smelters or refiners used for components or products supplied to us.

We are therefore able to determine or to identify some of the smelters or refiners in our supply chain, but not all.

Countries of Origin

As noted above, many of the declarations from suppliers are company-wide and not product specific. We believe these declarations may include smelters or refiners, and countries of origin for their Conflict Minerals, that do not provide the materials that are used in our products. Due to the many company-wide declarations and the multiple levels of suppliers in our supply chain, except in the limited circumstances noted above, we are unable to determine with certainty at this time which smelters or refiners or which countries of origin (to the extent provided) listed in the declarations actually provide the specific Conflict Minerals used in our products. Based on the information provided by our suppliers, the countries of origin for the Conflict Minerals for the smelters and refiners listed in this report are set forth in the Appendix II to this Report.

1.5 Risk Mitigation & Future Due Diligence Measures

In response to this risk assessment, we have approved a risk management plan, through which the Conflict Minerals program is implemented, managed and monitored. Updates to this risk assessment are provided regularly to senior management.

We intend to take the following steps to improve the due diligence conducted to further mitigate any risk that the necessary Conflict Minerals in our products could benefit armed groups in the DRC or adjoining countries:

•	Engage with suppliers and direct them to training resources to attempt to increase the response rate and improve the content of the supplier survey responses.

•	Engage any of our suppliers whom we have reason to believe are supplying us with Conflict Minerals from sources that may support conflict in the DRC or any adjoining country to establish an alternative source of Conflict Minerals that does not support such conflict, as provided in the OECD guidance.

•	Continue to check smelters against known lists for conflict free smelters.

Conclusion

After exercising the due diligence described above, the Company was unable to determine whether or not its products contain conflict minerals: (1) from recycled or scrap sources as defined in the Conflict Minerals Rule, (2) that did not originate in the Covered Countries, or (3) that did not directly or indirectly finance or benefit armed groups, as defined in the Conflict Minerals Rule, in the Covered Countries.

Forward-Looking Statements

This Conflict Minerals Report contains forward-looking statements, which are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. These statements include statements regarding our goals for future improvements to our due diligence process and to mitigate the risk about the sourcing of our conflict minerals. All forward-looking statements involve risk and uncertainty. Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; or lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities).  In addition, you should also consider the important factors described in reports and documents that we file from time to time with the SEC, including the factors described under the sections titled “Risk Factors” in our most recently submitted Annual and Quarterly Reports on Form 10-K and Form 10-Q, respectively. Except as required by law, we disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Appendix I

Metal	Smelter Name	Location	Status According to CFSI
Gold	Abington Reldan Metals, LLC.	UNITED STATES	Not Determined
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA	Not Determined
Gold	Advanced Chemical Company	UNITED STATES	Not Determined
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN	Not Determined
Gold	Anhui Tongling Nonferrous Metal Mining Co., Ltd.	CHINA	Not Determined
Gold	Asarco	UNITED STATES	Not Determined
Gold	Auston Powder	UNITED STATES	Not Determined
Gold	Baiyin Nonferrous Group Co., Ltd.	CHINA	Not Determined
Gold	Bauer Walser AG	GERMANY	Not Determined
Gold	Caridad	MEXICO	Not Determined
Gold	Cendres + Métaux SA	SWITZERLAND	Not Determined
Gold	China Gold International Resources Corp. Ltd.	CHINA	Not Determined
Gold	China Golddeal	CHINA	Not Determined
Gold	China National Gold Group Corporation	CHINA	Not Determined
Gold	China's Shandong Gold Mining Co., Ltd	CHINA	Not Determined
Gold	Chugai Mining	JAPAN	Not Determined
Gold	Codelco	CHILE	Not Determined
Gold	Colt Refining	UNITED STATES	Not Determined
Gold	Cooson Sempsa	SPAIN	Not Determined
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	Not Determined
Gold	Daeryung Corporation	KOREA, REPUBLIC OF	Not Determined
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Not Determined
Gold	Do Sung Corporation	KOREA, REPUBLIC OF	Not Determined

Gold	Dongguan Dongxu Metal Surface Handle Co., Ltd.	CHINA	Not Determined
Gold	Dongguan Standard Electronic Material.Co., Ltd.	CHINA	Not Determined
Gold	Dongguanshi Sutande Dianzi Cailiao Yoouxiange	CHINA	Not Determined
Gold	Dong-Wo Co., Ltd.	CHINA	Not Determined
Gold	E-CHEM Enterprise Corp.	CHINA	Not Determined
Gold	Faggi Enrico S.p.A.	ITALY	Not Determined
Gold	Feinhütte Halsbrücke GmbH	GERMANY	Not Determined
Gold	Ferro Corporation	UNITED STATES	Not Determined
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Not Determined
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Not Determined
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	Not Determined
Gold	Geib Refining Corporation	UNITED STATES	Not Determined
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Not Determined
Gold	Guangdong Jinding Gold Limited	CHINA	Not Determined
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Not Determined
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Not Determined
Gold	Harima Smelter	JAPAN	Not Determined
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF	Not Determined
Gold	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	CHINA	Not Determined
Gold	Hishikari Gold Mine (Isa)	JAPAN	Not Determined
Gold	Hon Shen Co., Ltd.	TAIWAN	Not Determined
Gold	Honorable Hardware Craft Product Limited Company	CHINA	Not Determined
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL	Not Determined
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA	Not Determined

Gold	Hung Cheong Metal Manufacturing Limited	CHINA	Not Determined
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	Not Determined
Gold	Japan Mint	JAPAN	Conflict-free
Gold	Japan Pure Chemical	JAPAN	Not Determined
Gold	JCC	CHINA	Not Determined
Gold	Jin Dong Heng	CHINA	Not Determined
Gold	Jinlong Copper Co., Ltd.	CHINA	Not Determined
Gold	Johnson Matthey Hong Kong Ltd.	HONG KONG	Not Determined
Gold	Johnson Matthey Inc.	UNITED STATES	Not Determined
Gold	Johnson Matthey Plc	UNITED KINGDOM	Not Determined
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Conflict-free
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Conflict-free
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA	Not Determined
Gold	Kangqiang Electronics Co., Ltd	CHINA	Not Determined
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Not Determined
Gold	Kazzinc	KAZAKHSTAN	Conflict-free
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	Not Determined
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	Not Determined
Gold	Kunshan Jinli Chemical Industry Reagents Co., Ltd.	CHINA	Not Determined
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Not Determined
Gold	L' azurde Company For Jewelry	SAUDI ARABIA	Not Determined
Gold	Laizhou Shandong	CHINA	Not Determined
Gold	Lingbao Gold Company Limited	CHINA	Not Determined
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Not Determined
Gold	London Bullion Market Association	UNITED KINGDOM	Not Determined
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Not Determined

Gold	Metalor	UNITED STATES	Conflict-free
Gold	Metalor France	FRANCE	Not Determined
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conflict-free
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Not Determined
Gold	Met-Mex Peñoles, S.A.	MEXICO	Conflict-free
Gold	Minsur	PERU	Not Determined
Gold	Mitsui & Co. Precious Metals Inc.	HONG KONG	Not Determined
Gold	MK Electron Co., Ltd.	KOREA, REPUBLIC OF	Not Determined
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conflict-free
Gold	Morigin Company	JAPAN	Not Determined
Gold	Morris and Watson	NEW ZEALAND	Not Determined
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Conflict-free
Gold	N.E. Chemcat Corporation	JAPAN	Not Determined
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Not Determined
Gold	Ningbo Kangqiang	CHINA	Not Determined
Gold	Ohio Precious Metals, LLC	UNITED STATES	Not Determined
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	Conflict-free
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	Not Determined
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Conflict-free
Gold	Orelec	FRANCE	Not Determined
Gold	Pan Pacific Copper Co., Ltd.	JAPAN	Not Determined
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Not Determined
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Conflict-free
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conflict-free
Gold	PT Tambang Timah	INDONESIA	Not Determined
Gold	Qiankun Gold and Silver	CHINA	Not Determined

Gold	Realized the Enterprise Co., Ltd.	CHINA	Not Determined
Gold	Remondis Argentia B.V.	NETHERLANDS	Not Determined
Gold	Sabin Metal Corp.	UNITED STATES	Not Determined
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Not Determined
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	Not Determined
Gold	Sanmenxia Hengsheng Science And Technology R&D Co., Ltd.	CHINA	Not Determined
Gold	Saxonia Edelmetalle GmbH	GERMANY	Not Determined
Gold	Schone Edelmetaal B.V.	NETHERLANDS	Conflict-free
Gold	Scotia Mocatta	HONG KONG	Not Determined
Gold	Senju Metal Industry Co., Ltd.	JAPAN	Not Determined
Gold	Shandong Gold Mining Co., Ltd.	CHINA	Conflict-free
Gold	Shandong Jun Mai Fu	CHINA	Not Determined
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA	Not Determined
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Not Determined
Gold	Shanghai Gold Exchange	CHINA	Not Determined
Gold	Shenzhen Fujun Material Technology Co., Ltd.	CHINA	Not Determined
Gold	Shenzhen Tiancheng Chemical Co., Ltd.	CHINA	Not Determined
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Not Determined
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conflict-free
Gold	Sindlhauser Materials GmbH	GERMANY	Not Determined
Gold	Singway Technology Co., Ltd.	TAIWAN	Conflict-free
Gold	So Accurate Group, Inc.	UNITED STATES	Not Determined
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Conflict-free
Gold	Sojitz	JAPAN	Not Determined

Gold	Soochow University	CHINA	Not Determined
Gold	Standard Bank	HONG KONG	Not Determined
Gold	Sumisho	JAPAN	Not Determined
Gold	SuZhou ShenChuang Recycling Ltd.	CHINA	Not Determined
Gold	Suzhou Xinrui Noble Metal Material Co., Ltd.	CHINA	Not Determined
Gold	Tai zhou Chang San Jiao Electron Co., Ltd.	CHINA	Not Determined
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA	Not Determined
Gold	Technic Inc.	UNITED STATES	Not Determined
Gold	The Great Wall Gold and Silver Refinery of China	CHINA	Not Determined
Gold	The Hutti Gold Company	INDIA	Not Determined
Gold	Tiancheng Chemical	CHINA	Not Determined
Gold	Torecom	KOREA, REPUBLIC OF	Not Determined
Gold	UBS AG Bahnhofstr	SWITZERLAND	Not Determined
Gold	Umicore Brasil Ltda.	BRAZIL	Conflict-free
Gold	Umicore Galvanotechnik GmbH	GERMANY	Not Determined
Gold	Umicore Precious Metals Thailand	THAILAND	Conflict-free
Gold	United Refining Company	UNITED STATES	Conflict-free
Gold	Uyemura USA	UNITED STATES	Not Determined
Gold	Wieland Edelmetalle GmbH	GERMANY	Not Determined
Gold	Williams/ Williams Brewster	UNITED STATES	Not Determined
Gold	Wuxi Middle Treasures Materials	CHINA	Not Determined
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co., Ltd.	CHINA	Not Determined
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA	Not Determined
Gold	Yantai Zhaojinlufu	CHINA	Not Determined
Gold	Yunnan Chengfeng	CHINA	Not Determined

Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Not Determined
Gold	Yunnan Metallurgical Group Co., Ltd.	CHINA	Not Determined
Gold	Yunnan Tin Company, Ltd.	CHINA	Not Determined
Gold	Zhao Yuan Gold Mine	CHINA	Not Determined
Gold	Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Not Determined
Gold	Zhongjin Gold Corporation Limited	CHINA	Not Determined
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA	Not Determined
Gold	Zhongshan Public Security Bureau, Guangdong Province, China	CHINA	Not Determined
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conflict-free
Tantalum	Anhui Herrman Impex Co., Ltd.	CHINA	Not Determined
Tantalum	D Block Metals, LLC	UNITED STATES	Conflict-free
Tantalum	FIR Metals & Resource Ltd.	CHINA	Conflict-free
Tantalum	Furuuchi Chemical Corporation	JAPAN	Not Determined
Tantalum	Gannon & Scott	UNITED STATES	Not Determined
Tantalum	Global Advanced Metals	UNITED STATES	Conflict-free
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili Branch	CHINA	Conflict-free
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conflict-free
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Not Determined
Tantalum	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Not Determined
Tantalum	KEMET Blue Metals	MEXICO	Conflict-free
Tantalum	KEMET Blue Powder	UNITED STATES	Conflict-free
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	Conflict-free
Tantalum	Metal Do Co., Ltd.	JAPAN	Not Determined
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conflict-free
Tantalum	NTET, Thailand	THAILAND	Not Determined

Tantalum	QuantumClean	UNITED STATES	Conflict-free
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	Conflict-free
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	CHINA	Not Determined
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION	Conflict-free
Tantalum	Talley Metals	UNITED STATES	Not Determined
Tantalum	Tantalite Resources	SOUTH AFRICA	Not Determined
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conflict-free
Tin	5N Plus	GERMANY	Not Determined
Tin	AIM	CANADA	Not Determined
Tin	Alpha Metals (Taiwan) Inc.	TAIWAN	Not Determined
Tin	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF	Not Determined
Tin	Aluminium Alloy Smelter Ind. Sdn. Bhd.	MALAYSIA	Not Determined
Tin	Amalgamated Metal Corporation PLC	INDONESIA	Not Determined
Tin	Amalgamet Inc	UNITED STATES	Not Determined
Tin	American Iron and Metal	CANADA	Not Determined
Tin	An Vinh Joint Stock Mineral Processing Company	VIETNAM	Not Determined
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co., Ltd.	CHINA	Not Determined
Tin	Aoki Loboratories Ltd.	CHINA	Not Determined
Tin	Asahi Solder Tech (Wuxi) Co., Ltd.	CHINA	Not Determined
Tin	ATI Metalworking Products	UNITED STATES	Not Determined
Tin	Baoshida Swissmetall	SWITZERLAND	Not Determined
Tin	Best Metals	BRAZIL	Not Determined
Tin	Brinkmann Chemie AG	GERMANY	Not Determined
Tin	Butterworth Smelter	MALAYSIA	Not Determined
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL	Not Determined

Tin	Chenzhou Yun Xiang Mining Limited Liability Company	UNITED KINGDOM	Not Determined
Tin	China Rare Metal Materials Company	CHINA	Not Determined
Tin	China Steel Corporation	TAIWAN	Not Determined
Tin	China Yunnan Tin Co., Ltd.	CHINA	Not Determined
Tin	Chofu Works	JAPAN	Not Determined
Tin	Cookson	TAIWAN	Not Determined
Tin	Cookson	UNITED STATES	Not Determined
Tin	Cookson Group	CHINA	Not Determined
Tin	Cooper Santa	BRAZIL	Not Determined
Tin	CSC Pure Technologies	RUSSIAN FEDERATION	Not Determined
Tin	CV Ayi Jaya	INDONESIA	Conflict-free
Tin	CV Duta Putra Bangka	INDONESIA	Not Determined
Tin	CV Gita Pesona	INDONESIA	Conflict-free
Tin	CV JusTindo	INDONESIA	Not Determined
Tin	CV Makmur Jaya	INDONESIA	Not Determined
Tin	CV Nurjanah	INDONESIA	Not Determined
Tin	CV Prima Timah Utama	INDONESIA	Not Determined
Tin	CV Venus Inti Perkasa	INDONESIA	Conflict-free
Tin	Dae Kil	KOREA, REPUBLIC OF	Not Determined
Tin	Daewoo International	KOREA, REPUBLIC OF	Not Determined
Tin	Dongguan City JiuBo Electronic Science and Technology Co., Ltd.	CHINA	Not Determined
Tin	Dongguan Qiandao Tin Co., Ltd.	CHINA	Not Determined
Tin	Dowa	JAPAN	Conflict-free
Tin	Dr-ing. Max Schloetter GMBH & Co., Ltd KG	GERMANY	Not Determined
Tin	Electroloy Metal (Shenzhen) Co., Ltd.	CHINA	Not Determined
Tin	Electroloy Metal Co., Ltd.	SINGAPORE	Not Determined

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Co.	VIETNAM	Not Determined
Tin	Estanho de Rondônia S.A.	BRAZIL	Not Determined
Tin	E-tech Philippines	PHILIPPINES	Not Determined
Tin	Eximetal S.A.	ARGENTINA	Not Determined
Tin	Feinhütte Halsbrücke GmbH	GERMANY	Not Determined
Tin	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Not Determined
Tin	Fuji Metal Mining Corp.	THAILAND	Not Determined
Tin	Funsur	BRAZIL	Not Determined
Tin	Furukawa Electric	JAPAN	Not Determined
Tin	Gejiu Gold Smelter Minerals Co., Ltd.	CHINA	Not Determined
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA	Not Determined
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Not Determined
Tin	Gejiu Yunxi Croup Corp	CHINA	Not Determined
Tin	Gejiu YunXin Colored Electrolysis Ltd.	CHINA	Not Determined
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Not Determined
Tin	Gejiu Zi-Li	CHINA	Not Determined
Tin	Gold Bell Group	CHINA	Not Determined
Tin	Gomat-e-K.	GERMANY	Not Determined
Tin	Goodway	TBD	Not Determined
Tin	Guang Xi Hua Xi Corp	CHINA	Not Determined
Tin	GuangDong Jiatian Stannum Products Co., Ltd.	CHINA	Not Determined
Tin	Guangxi China Tin Group Co., Ltd.	CHINA	Not Determined
Tin	Guangxi Huaxi Group Co., Ltd.	CHINA	Not Determined
Tin	Hana-High Metal	MALAYSIA	Not Determined
Tin	Heesung Metal Ltd.	KOREA, REPUBLIC OF	Not Determined
Tin	Heimerle + Meule GmbH	GERMANY	Not Determined

Tin	Heraeus Ltd. Hong Kong	HONG KONG	Not Determined
Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE	Not Determined
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF	Not Determined
Tin	Heraeus Precious Metals GmbH & Co. KG	SINGAPORE	Not Determined
Tin	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	CHINA	Not Determined
Tin	High Quality Technology Co., Ltd.	CHINA	Not Determined
Tin	Hitachi Cable, Ltd.	JAPAN	Not Determined
Tin	Huanggang City Tongding Metallic Material Co., Ltd.	CHINA	Not Determined
Tin	Huizhou Taiwan Electronic Component Limited Company	CHINA	Not Determined
Tin	Hyundai-Steel	KOREA, REPUBLIC OF	Not Determined
Tin	IBF IND Brasileira De Ferroligas Ltda	BRAZIL	Not Determined
Tin	Impag AG	SWITZERLAND	Not Determined
Tin	Imperial Zinc	UNITED STATES	Not Determined
Tin	Indonesian State Tin Corporation	INDONESIA	Not Determined
Tin	Ishihara Chemical Co., Ltd.	JAPAN	Not Determined
Tin	Jean Goldschmidt International	BELGIUM	Not Determined
Tin	Jia Tian	CHINA	Not Determined
Tin	Jiangxi Nanshan	CHINA	Not Determined
Tin	Juxuan	CHINA	Not Determined
Tin	Kai Unita Trade Limited Liability Company	CHINA	Not Determined
Tin	Kaimeng (Gejiu) Industry and Trade Co., Ltd.	CHINA	Not Determined
Tin	Ketabang	INDONESIA	Not Determined
Tin	Kihong T & G	INDONESIA	Not Determined
Tin	Koki Japan	JAPAN	Not Determined
Tin	Koki Products Co., Ltd.	THAILAND	Not Determined

Tin	Kovohut Píbram Nástupnická, A.S.	CZECH REPUBLIC	Not Determined
Tin	Kundur Smelter	INDONESIA	Not Determined
Tin	Kupol	RUSSIAN FEDERATION	Not Determined
Tin	Kurt J Lesker Company	UNITED STATES	Not Determined
Tin	Leybold Co., Ltd.	JAPAN	Not Determined
Tin	Lian Jing	CHINA	Not Determined
Tin	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Not Determined
Tin	Linwu Xianggui Smelter Co.	CHINA	Not Determined
Tin	Liuzhou China Tin	CHINA	Not Determined
Tin	Materials Eco-Refining Co., Ltd.	JAPAN	Not Determined
Tin	MCP Group	UNITED STATES	Not Determined
Tin	MCP Metal Specialist Inc.	INDONESIA	Not Determined
Tin	Metaconcept	FRANCE	Not Determined
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	Not Determined
Tin	Metallic Materials Branch of Guangxi China Tin Group Co., Ltd.	CHINA	Not Determined
Tin	Metallic Resources, Inc.	UNITED STATES	Conflict-free
Tin	Metallum Metal Trading Company	SWITZERLAND	Not Determined
Tin	Ming Li Jia Smelt Metal Factory	CHINA	Not Determined
Tin	Minmetals Ganzhou Tin Co., Ltd.	CHINA	Not Determined
Tin	Misue Tin Smelter and Refinery	PERU	Not Determined
Tin	Mits-Tec (Shanghai) Co., Ltd.	CHINA	Not Determined
Tin	N.E.Chemcat Corporation	JAPAN	Not Determined
Tin	Nancang Metal Material Co., Ltd.	CHINA	Not Determined
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Not Determined
Tin	Nathan Trotter & Co., Inc.	UNITED STATES	Not Determined

Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM	Not Determined
Tin	Nihon Genma MFG Co., Ltd.	JAPAN	Not Determined
Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN	Not Determined
Tin	Nihon Superior Co., Ltd.	JAPAN	Not Determined
Tin	Nippon Filler Metals Ltd.	JAPAN	Not Determined
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	Not Determined
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conflict-free
Tin	OMSA	BOLIVIA	Not Determined
Tin	PBT	FRANCE	Not Determined
Tin	Phoenix Metal Ltd.	RWANDA	Not Determined
Tin	Poongsan Corporation	KOREA, REPUBLIC OF	Not Determined
Tin	Posco	KOREA, REPUBLIC OF	Not Determined
Tin	PT Alam Lestari Kencana	INDONESIA	Not Determined
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA	Not Determined
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conflict-free
Tin	PT Babel Surya Alam Lestari	INDONESIA	Not Determined
Tin	PT Bangka Kudai Tin	INDONESIA	Not Determined
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	Not Determined
Tin	PT Cipta Persada Mulia	INDONESIA	Conflict-free
Tin	PT Fang Di MulTindo	INDONESIA	Not Determined
Tin	PT HP Metals Indonesia	INDONESIA	Not Determined
Tin	PT Indra Eramulti Logam Industri	INDONESIA	Not Determined
Tin	PT Koba Tin	INDONESIA	Not Determined
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	Not Determined
Tin	PT Seirama Tin Investment	INDONESIA	Not Determined
Tin	PT Supra Sukses Trinusa	INDONESIA	Not Determined

Tin	PT Timah Nusantara	INDONESIA	Not Determined
Tin	PT Tirus Putra Mandiri	INDONESIA	Not Determined
Tin	PT Tommy Utama	INDONESIA	Conflict-free
Tin	PT Wahana Perkit Jaya	INDONESIA	Conflict-free
Tin	PT Yinchendo Mining Industry	INDONESIA	Not Determined
Tin	PT Citralogam Alphasejahtera	INDONESIA	Not Determined
Tin	PT Supra Sukses Trinusa	INDONESIA	Not Determined
Tin	PT DS Jaya Abadi	INDONESIA	Conflict-free
Tin	PT Tanloaug Tinah	INDONESIA	Not Determined
Tin	Pure Technology (UK) Limited	RUSSIAN FEDERATION	Not Determined
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA	Not Determined
Tin	RBT	INDONESIA	Not Determined
Tin	Redsun Metal Ind. Co., Ltd.	TAIWAN	Not Determined
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	Conflict-free
Tin	Richard Stenzhorn GmbH	GERMANY	Not Determined
Tin	Rohm und Haas	GERMANY	Not Determined
Tin	S Company	THAILAND	Not Determined
Tin	Samhwa Non-Ferrous Metal. Inc Co., Ltd.	KOREA, REPUBLIC OF	Not Determined
Tin	Senju Metal Industry Co., Ltd.	JAPAN	Not Determined
Tin	SGS Bolivia S.A.	BOLIVIA	Not Determined
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	Not Determined
Tin	Shandong Zhao Jin Group Limited	CHINA	Not Determined
Tin	Shanghai Yuanhao Surface Finishing Co., Ltd.	CHINA	Not Determined
Tin	ShangHai YueQiang Metal Products Co., Ltd.	CHINA	Not Determined
Tin	Shaoxing Tianlong Tin Materials Co., Ltd.	CHINA	Not Determined
Tin	Shenmao Technology Inc.	MALAYSIA	Not Determined

Tin	Shenzhen Anchen Tin Co., Ltd.	CHINA	Not Determined
Tin	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA	Not Determined
Tin	Singapore LME Tin	SINGAPORE	Not Determined
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA	Not Determined
Tin	Sizer Metals Pte Ltd.	SINGAPORE	Not Determined
Tin	Soft Metals Ltda	BRAZIL	Conflict-free
Tin	Solder Coat Co., Ltd.	JAPAN	Not Determined
Tin	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Not Determined
Tin	Standard Sp z o.o.	POLAND	Not Determined
Tin	Sumitomo Metal Mining Co., Ltd.	JAPAN	Not Determined
Tin	TaeguTec Ltd.	KOREA, REPUBLIC OF	Not Determined
Tin	Taicang City Nancang Metal Material Co., Ltd.	CHINA	Not Determined
Tin	Taiwan Total Co., Ltd.	TAIWAN	Not Determined
Tin	Talcang City Nankang Metal Materila Co., Ltd.	CHINA	Not Determined
Tin	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Not Determined
Tin	TCC Steel	KOREA, REPUBLIC OF	Not Determined
Tin	Technic, Inc.	UNITED STATES	Not Determined
Tin	Thailand Smelting & Refining Co., Ltd. (THAISRCO)	THAILAND	Not Determined
Tin	The Gejiu Cloud New Colored Electrolytic	CHINA	Not Determined
Tin	Tianjin Huamei	CHINA	Not Determined
Tin	Tianshui Ling Bo Technology Co., Ltd.	CHINA	Not Determined
Tin	Tianshui Long Bo Technology Co., Ltd.	CHINA	Not Determined
Tin	Timah	INDONESIA	Not Determined
Tin	Tongding Metallic Material Co., Ltd.	CHINA	Not Determined
Tin	Traxys	FRANCE	Not Determined

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM	Not Determined
Tin	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE	Not Determined
Tin	Uni Bros Metal Pte Ltd.	SINGAPORE	Not Determined
Tin	United Smelter	INDONESIA	Not Determined
Tin	Unvertical International (Suzhou) Co., Ltd.	CHINA	Not Determined
Tin	Vertex Metals Incorporation	TAIWAN	Not Determined
Tin	Vishay Intertechnology	CHINA	Not Determined
Tin	VQB Mineral and Trading Group JSC	VIETNAM	Conflict-free
Tin	WC Heraeus Hanau	GERMANY	Not Determined
Tin	Well-Lin Enterprise Co., Ltd.	TAIWAN	Not Determined
Tin	Westfalenzinn	GERMANY	Not Determined
Tin	Wilhelm Westmetall	GERMANY	Not Determined
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA	Not Determined
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA	Not Determined
Tin	Wuxi Yunxi Sanye Solder Factory	CHINA	Not Determined
Tin	XiHai	CHINA	Not Determined
Tin	Xin Wang Copper Smelter	CHINA	Not Determined
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA	Not Determined
Tin	Yifeng Tin Industry (Chenzhou) Co., Ltd.	CHINA	Not Determined
Tin	YTMM	CHINA	Not Determined
Tin	Yun'an Dian'xi Tin Mine	CHINA	Not Determined
Tin	Yunnan Chengfeng	CHINA	Not Determined
Tin	Yunnan Chengo Electric Smelting Plant	CHINA	Not Determined
Tin	YunNan GeJiu Jin Ye Mineral Co., Ltd.	CHINA	Not Determined
Tin	Yunnan YunXi group	CHINA	Not Determined
Tin	YunXi	CHINA	Not Determined

Tin	Yutinic Resources	UNITED STATES	Not Determined
Tin	Zhangzhou Xiangcheng Hongyu Building	CHINA	Not Determined
Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings Factory	CHINA	Not Determined
Tin	Zhuhai Horyison Solder Co., Ltd.	CHINA	Not Determined
Tin	Zhuzhou Smelter Group Co., Ltd.	CHINA	Not Determined
Tungsten	Air Products	UNITED STATES	Not Determined
Tungsten	Altlantic Metals	UNITED STATES	Not Determined
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM	Conflict-free
Tungsten	Atlantic Metals	UNITED STATES	Not Determined
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA	Not Determined
Tungsten	China Minmetals Nonferrous Metals Co., Ltd.	CHINA	Not Determined
Tungsten	Conghua Tantalum and Niobium Smeltry	CHINA	Not Determined
Tungsten	CTS Industries	SINGAPORE	Not Determined
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Certification in Progress
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	Certification in Progress
Tungsten	Gan Bei Tungsten Industry Co., Ltd.	CHINA	Not Determined
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	Not Determined
Tungsten	Ganzhou Grand Sea W & Mo Group Co., Ltd.	CHINA	Conflict-free
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA	Not Determined
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA	Not Determined
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Conflict-free
Tungsten	HC Starck GmbH	GERMANY	Conflict-free
Tungsten	Hitachi, Ltd.	JAPAN	Not Determined

Tungsten	Izawa Metal Co., Ltd.	JAPAN	Not Determined
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conflict-free
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Not Determined
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	Not Determined
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA	Not Determined
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Certification in Progress
Tungsten	Jiangxi Tungsten Industry Group Co., Ltd.	CHINA	Not Determined
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Certification in Progress
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Conflict-free
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Certification in Progress
Tungsten	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Not Determined
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN	Not Determined
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA	Not Determined
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conflict-free
Tungsten	Materion Advanced Materials Thin Film Products	UNITED STATES	Not Determined
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA	Not Determined
Tungsten	NingHua XingLuoKeng Tungsten Mining Co., Ltd.	CHINA	Not Determined
Tungsten	North American Tungsten	CANADA	Not Determined
Tungsten	Plansee	AUSTRIA	Not Determined
Tungsten	Saganoseki Smelter & Refinery	JAPAN	Not Determined
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIETNAM	Not Determined

Tungsten	Sincemat Co, Ltd.	CHINA	Not Determined
Tungsten	Sumitomo Canada Limited	CANADA	Not Determined
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES	Not Determined
Tungsten	Sumitomo Metal Mining Co., Ltd.	CHINA	Not Determined
Tungsten	Sylham	UNITED STATES	Not Determined
Tungsten	TaeguTec	KOREA, REPUBLIC OF	Not Determined
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd.	JAPAN	Not Determined
Tungsten	Tosoh	JAPAN	Not Determined
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM	Conflict-free
Tungsten	Voss Metals Company, Inc.	UNITED STATES	Not Determined
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION	Not Determined
Tungsten	Xiamen Golden Egret Special Alloy Co., Ltd.	CHINA	Not Determined
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	Not Determined
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conflict-free
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Conflict-free
Tungsten	Yano Metal	JAPAN	Not Determined
Tungsten	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	Not Determined

Appendix II

Argentina	Malaysia
Australia	Mexico
Austria	Mozambique
Belarus	Nambia
Belgium	Nigeria
Bolivia	Papua New Guinea
Brazil	Peru
Britain	Philippines
Burundi	Poland
Canada	Portugal
Chile	Russia
China	Rwanda
Columbia	Sierra Leone
DRC	Singapore
Ethiopia	Spain
Germany	Suriname
Guyana	Taiwan
India	Thailand
Indonesia	USA
Japan	Vietnam
Katanga	Zimbabwe
Kazakhstan
Korea